                             Section 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 'SS'  240.14a-11(c) or 'SS'
     240.14a-12

                      K2 Design, Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

      1) Title of each class of securities to which transaction applies:


      ...........................................................

      2) Aggregate number of securities to which transaction applies:


      ......................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      ......................................................

      4) Proposed maximum aggregate value of transaction:


      ......................................................

      5)  Total fee paid:


      ......................................................

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:


           ......................................................

           2) Form, Schedule or Registration Statement No.:


           ......................................................

           3) Filing Party:


           ......................................................

           4) Date Filed:


           ......................................................

                                K2 DESIGN, INC.
                           55 BROAD STREET, 7TH FLOOR
                               NEW YORK, NY 10004

           ------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 12, 1997
           ------------------------------------------------------

To the Stockholders of
K2 DESIGN, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of K2 Design, Inc., a Delaware corporation (the 'Company'), will be held at 9:30 a.m. (Eastern Standard Time) on Thursday, June 12, 1997, at The New York Information Technology Center, Fourth Floor, 55 Broad Street, New York, NY 10004, to consider and vote upon:

          1. Election of six directors for a one-year term.

          2. Approval and ratification of the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company's 1997 fiscal year.

          3.  Approval and  ratification of  the Company's  1997 Stock Incentive
     Plan.

          4. Any other business that may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 30, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at said meeting. Stock transfer books will not be closed.

     To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

     If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

                                          By Order of the Board of Directors

                                          BRADLEY K. SZOLLOSE
                                          Secretary

New York, New York
April 30, 1997

                                K2 DESIGN, INC.
                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of K2 Design, Inc. (the 'Company'). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders to be held on Thursday, June 12, 1997, at 9:30 a.m. at The New York Information Technology Center, Fourth Floor, 55 Broad Street, New York, NY 10004, for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's mailing address is 55 Broad Street, 7th Floor, New York, NY 10004.

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 30, 1997.

                       VOTING AND SOLICITATION OF PROXIES

     Only holders of record of the Company's common stock, par value $.01 per share (the 'Common Stock'), at the close of business on April 30, 1997, will be entitled to notice of and to vote at the Meeting. On that date there were issued and outstanding 3,645,421 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Meeting.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, electronic mail or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees and fiduciaries forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

     The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the total shares of Common Stock represented in person or by proxy at the Meeting is required for the election of directors. The affirmative vote of a majority of the total shares of Common Stock represented in person or by proxy at the Meeting is required for approval and ratification of the appointment of independent public accountants and adoption of the 1997 Stock Incentive Plan. Since only affirmative votes are counted as votes in favor of these matters, abstentions and broker non-votes have the same effect as votes against these matters. Proxies and ballots will be tabulated by the inspectors of election.

     It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                              BENEFICIAL OWNERSHIP

     The following table sets forth information, as of March 1, 1997, as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company, the Chief Executive Officer of the Company, all directors and executive officers as a group and persons known by the Company to beneficially own 5% of the Common Stock. Except as set forth below, no person beneficially owns 5% or more of the Common Stock. The address of each person included in the table is care of the Company, 55 Broad Street, 7th Floor, New York, New York 10004.

                                                                               SHARES OF COMMON STOCK    PERCENT OF
                               NAME OF OWNER                                     BENEFICIALLY OWNED       CLASS(1)
----------------------------------------------------------------------------   ----------------------    ----------
David J. Centner............................................................          481,370(2)(3)         13.2
Matthew G. de Ganon.........................................................          481,370(2)(3)         13.2
Douglas E. Cleek............................................................          481,370(2)(3)         13.2
Bradley K. Szollose.........................................................          481,370(2)(3)         13.2
James A. Favia..............................................................            1,000(4)            -0-
Steven N. Goldstein.........................................................            -0-  (4)            -0-
All Directors and Executive Officers as a group (7 persons).................        1,926,480(5)            52.4

------------

(1) Does not give effect to 500,000 shares of Common Stock issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants (the 'Warrants'). Two Warrants entitle the holder to purchase one share of Common Stock for $7.50.

(2) Includes 7,500 shares underlying presently exercisable stock options, exercisable in increments of 2,500 for $1.75, $3.50 and $6.75 per share. Excludes 11,250 shares of Common Stock underlying stock options that are not presently exercisable.

(3) Pursuant to a certain 10-year voting agreement entered into by Messrs. Centner, de Ganon, Cleek and Szollose, effective July 26, 1996 (the 'Voting Agreement'), the voting control over all of these shares is vested in Mr. de Ganon, except that these shares must be voted in favor of the election as directors of Messrs. de Ganon, Centner, Cleek and Szollose. In addition, the Voting Agreement grants each party thereto a right of first refusal as to the sale of the others' Common Stock. Messrs. Centner, de Ganon, Cleek and Szollose each disclaim beneficial ownership of those shares with respect to which they are not record owners.

(4) Excludes 5,000 shares of Common Stock underlying stock options that are not presently exercisable.

(5) Includes 30,000 shares of Common Stock underlying presently exercisable stock options and excludes 80,000 shares of Common Stock underlying stock options that are not presently exercisable.

                             ELECTION OF DIRECTORS

     The Company's Directors have terms expiring at the 1997 Annual Meeting, and until their respective successors are duly elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors are filled by the remaining directors.

     Certain information regarding the nominees for election as Directors at this year's Annual Meeting is set forth below:

                       NAME                           AGE                          POSITION
---------------------------------------------------   ---   ------------------------------------------------------
David J. Centner...................................   31    Chairman of the Board, Chief Executive Officer and
                                                            Director
Matthew G. de Ganon................................   34    Vice Chairman, President, Chief Operating Officer and
                                                            Director
Douglas E. Cleek...................................   34    Executive Vice President -- Chief Creative Officer and
                                                            Director
Bradley K. Szollose................................   34    Executive Vice President -- Marketing, Treasurer,
                                                            Secretary and Director
James A. Favia.....................................   63    Director
Steven N. Goldstein................................   57    Director

     David J. Centner joined the Company in July 1994. Mr. Centner has been the Company's Chairman of the Board of Directors and Chief Executive Officer since March 1995. From March 1995 to February 1997, Mr. Centner was also the Company's Chief Financial Officer. From August 1989 to July 1994, Mr. Centner operated a business that offered computer consulting, custom application programming and computer personnel placement services for such clients as Merrill Lynch, Bankers Trust, Chase Manhattan Bank, Chemical Bank and American Express. Mr. Centner has a Bachelor of Science degree in Entrepreneurial Management from the Wharton School of Business.

     Matthew G. de Ganon has been the Company's Vice Chairman, Chief Operating Officer and a Director since he joined the Company in July 1995 and has been President since June 1996. For the two years prior to joining the Company, Mr. de Ganon operated a business that created CD-ROM products and offered consulting services regarding the use of electronic delivery to publishers of newsletters and directories. Mr. de Ganon is co-author of the essay, 'Overcoming Future Shock on the Superhighway: Suggestions for Providers and Technocrats,' published and presented in the 1994 National Online Conference Proceedings. From August 1992 to July 1993, Mr. de Ganon was the Vice President of New Media of SCS, a software developer. Mr. de Ganon's work focused on UNIX based 4GL accounting software customization for corporate clients. From May 1991 to July 1992, Mr. de Ganon was involved in casting administration for the Motion Picture Group of Universal Studios, Inc. Prior thereto, Mr. de Ganon was a franchised theatrical agent with the Stone Manners Agency in Los Angeles, California from August 1987 to May 1991.

     Douglas E. Cleek, who co-founded the Company in 1993, has been the Company's Executive Vice President -- Chief Creative Officer and a Director of the Company since it was reorganized as a corporation in January 1995. From 1993 until then, Mr. Cleek was a general partner of the Company. For more than five years prior thereto, Mr. Cleek was an art director for William Allen & Co. and its successor, A.J. Bart & Sons, graphic design firms specializing in graphic promotional materials for the hospitality industry.

     Bradley K. Szollose, who co-founded the Company in 1993, has been the Company's Executive Vice President -- Marketing, Treasurer, Secretary and a Director of the Company since it was reorganized as a corporation in January 1995. From 1993 until then, Mr. Szollose was a general partner of the Company. For more than five years prior thereto, Mr. Szollose was a freelance art director for the Caribiner Group, producers of corporate theater and related promotional/entertainment events, where he managed a team of artists and photographers to coordinate film shooting and art preparation under the direction of senior designers.

     James A. Favia has been a Director of the Company since July 1996. Mr. Favia is a part-time consultant to Donald & Co. Securities, Inc., the representative of the several underwriters for the Company's initial public offering. From November 1988 to June 1992, Mr. Favia was a principal of Shaw Venture Partners, a venture capital fund. From 1983 to 1988, Mr. Favia was president of Favia, Hill & Associates, a wholly owned subsidiary of Chemical Bank responsible for money management for institutional clients. From 1974 to 1983, Mr. Favia was senior vice president, Chemical Bank, and prior thereto he was in charge of Chemical Bank's research department from 1965 to 1974. Prior to 1965, Mr. Favia was a general partner and research director for Kuhn, Loeb & Company, an international investment bank. Mr. Favia has a Master of Business Administration degree in business administration from New York University and a Bachelor of Arts degree in economics from Brooklyn College. Mr. Favia is also a Director of Eastco Industrial Safety Corp., a public company that manufactures industrial safety products.

     Dr. Steven N. Goldstein has been a Director of the Company since 1996. Mr. Goldstein has been Program Director, Inter-Agency and International (Networking) Coordination Director of Network Services at the National Science Foundation ('NSF') since June 1989 and is responsible for the international networking coordination in support of the communication needs of the United States research and education community. Dr. Goldstein has directed NSF's International Connections Management ('ICM') project which, in the past five years, has assisted in connecting approximately 20 countries to the Internet. Dr. Goldstein has also collaborated with Japanese networkers in the formation of academic Internet service in Japan. Presently, Dr. Goldstein is also the U.S. coordinator for the G-7 Global Information Society initiative's theme, 'Global Interoperability of Broadband Networks,' under which he coordinates closely with Japan's high performance networking projects. Dr. Goldstein has a Bachelor of Science and Master degrees in Physics from the Massachusetts Institute of Technology and a Doctorate degree in Engineering and Public Policy from Carnegie Mellon University. Dr. Goldstein is also a member of the Institute of Electrical and Electronics Engineers, the Association for Computing Machinery and the Internet Society.

                            OTHER EXECUTIVE OFFICERS

     Nelson C. Hunter, 48, has been Chief Financial Officer of the Company since February 1997. From June 1996 to February 1997, he was an independent consultant. From 1992 to June 1996, Mr. Hunter served as Senior Vice President and Chief Financial Officer to Gross, Townsend, Frank, Hoffman, Inc., ('GTFH') a wholly owned subsidiary of Grey Advertising ('Grey') specializing in medical and pharmaceutical matters. He served as Vice President and Chief Financial Officer of GTFH from 1989 to 1992. Prior thereto, Mr. Hunter was employed directly by Grey as a Vice President and Director of Internal Audit for its worldwide operations. He is a member of the Institute of Internal Auditors and has a Bachelor of Science degree from Niagara University.

                              DIRECTORS' MEETINGS

     The Board of Directors met twice during fiscal year 1996. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors established Audit and Compensation Committees on July 22, 1996 and an Option Committee on October 23, 1996. The Audit Committee consists of Messrs. Centner, Favia and Goldstein, the Compensation Committee consists of Messrs. Centner, Favia and Goldstein and the Option Committee consists of Messrs. Favia and Goldstein. The Audit Committee did not meet in fiscal 1996. The Compensation Committee and Option Committee acted by unanimous written consent in lieu of a meeting twice and once, respectively, in fiscal 1996.

     The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audit results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

     The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of and administers the Company's compensation and benefit programs, with the exception of the Company's 1996 Stock Option Plan and 1997 Stock Incentive Plan (together, the 'Plans').

     The Option Committee administers the Plans and, to the extent provided thereby, determines the persons to whom options are granted, the exercise price thereof, the term and number of shares covered by each option grant and the type of option to be granted. In addition, the Option Committee exercises all discretionary power regarding the operation of the Plans.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for Mr. Centner, the Chief Executive Officer, and Mr. de Ganon, President and Chief Operating Officer. No other Executive Officer of the Company who was serving as such at the end of fiscal 1996 had aggregate compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION(1)      LONG TERM COMPENSATION
                 NAME AND PRINCIPAL                            --------------------------    ----------------------
                      POSITION                         YEAR    SALARY ($)     BONUS ($)          OPTION AWARDS
----------------------------------------------------   ----    ----------    ------------    ----------------------
David J. Centner, Chief Executive Officer...........   1996      84,000         29,000               18,750
Matthew G. de Ganon, President and Chief Operating
  Officer...........................................   1996      84,000         31,000               18,750

------------

(1) The value of perquisites and other personal benefits does not exceed 10% of the Officer's salary.

EMPLOYMENT AGREEMENTS FOR EXECUTIVE OFFICERS

     David J. Centner, Matthew G. de Ganon, Bradley K. Szollose and Douglas E. Cleek are each employed under employment agreements expiring December 31, 1998, that provide for base salaries of $117,500 for 1997 and $127,500 for 1998. Each employment agreement also provides for a bonus equal to 1.88% of the Company's pre-tax income. Nelson C. Hunter, Chief Financial Officer, is employed pursuant to a two-year employment agreement, effective February 18, 1997, pursuant to which he will receive a salary of $100,000 in the first year and $125,000 in the second year. Mr. Hunter has also been granted options to purchase 25,000 shares of Common Stock at an exercise price of $7.00 per share and will be granted options to acquire an additional 25,000 shares at an exercise price of $7.75 per share. Mr. Hunter is also eligible to receive annual discretionary bonuses.

OPTION GRANTS IN FISCAL 1996

     The following table sets forth information as to the options granted to Messrs. Centner and de Ganon in fiscal 1996.

                                            NUMBER OF SECURITIES     % OF TOTAL OPTIONS
                                             UNDERLYING OPTIONS     GRANTED TO EMPLOYEES    EXERCISE PRICE    EXPIRATION
                  NAME                         GRANTED (#)(1)          IN FISCAL YEAR       PER SHARE ($)      DATE(3)
-----------------------------------------   --------------------    --------------------    --------------    ----------
David J. Centner.........................          18,750                   13.8%                  (2)         01/16/01
Matthew G. de Ganon......................          18,750                   13.8%                  (2)         01/16/01

------------

(1) These options to purchase shares of Common Stock were granted under the 1996 Stock Option Plan and provide for vesting in 20% annual increments commencing on January 16, 1996, the date of grant.

(2) These options are exercisable in three 2,500 share increments at per share exercise prices of $1.75, $3.50 and $6.75.

(3) Options may terminate before their expiration dates if the optionee's status as an employee is terminated or upon the optionee's death.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The table set forth below shows the value of unexercised options held on December 31, 1996 by David J. Centner and Matthew G. de Ganon.

                                                       VALUE OF UNEXERCISED
                                                           IN-THE-MONEY
                        NUMBER OF UNEXERCISED      OPTIONS HELD ON DECEMBER 31,
                     OPTIONS AT DECEMBER 31, 1996          1996 ($)(1)
                     ----------------------------  ----------------------------
        NAME         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------- ------------  --------------  ------------  --------------
David J. Centner....    7,500            11,250      18,750        28,125
Matthew G. de
  Ganon.............    7,500            11,250      18,750        28,125

------------

(1) Based on the closing price of the Common Stock on December 31, 1996, which was $6.375.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on materials provided to the Company, all forms and reports with respect to Directors and Executive Officers of the Company were timely filed with the Securities and Exchange Commission, with the exception of initial Forms 3 of Messrs. Goldstein and Favia, which were deemed filed less than seven days past due.

                       1997 STOCK INCENTIVE PLAN PROPOSAL

INTRODUCTION

     The Company's Board of Directors has unanimously adopted, submitted for stockholder approval, and recommended that the stockholders approve a 1997 Stock Incentive Plan (the '1997 Plan'). If the proposed 1997 Plan is approved by the stockholders at the Meeting, a total of 350,000 shares of Common Stock will be issuable upon award of stock options ('Options') or restricted shares ('Restricted Shares'), or any combination thereof (collectively, the 'Awards') under the 1997 Plan.

DESCRIPTION OF THE 1997 PLAN

     The following description of the 1997 Plan is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein. Attention is particularly directed to the description therein of the material terms and conditions of the Options and Restricted Shares. A capitalized term used herein that is not defined shall have the meaning ascribed to in the 1997 Plan.

     All employees (including Officers and Directors) of the Company and its Subsidiaries or independent contractors or consultants shall be eligible to participate in the 1997 Plan. The Option Committee may grant Awards to such persons to purchase the number of shares as the Option Committee may determine.

     Options granted under the 1997 Plan may either be Incentive Stock Options ('ISOs') pursuant to which the recipient receives certain tax benefits or non-ISOs. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Option Committee and may be more than, less than or equal to the fair market value of the Common Stock as of the date the Option is granted. Subject to the provisions of the 1997 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Option Committee shall determine as set forth in an applicable agreement.

     The method of payment of the purchase price of an Option, and the amount required to satisfy applicable federal, state and local withholding tax requirements, will be determined by the Option Committee and may consist of cash, a check, a promissory note, whole shares of Common Stock already owned by the optionee, the withholding of shares of Common Stock issuable upon such exercise of the Option, the delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law.

     At the time of any Award of Restricted Shares, the Option Committee will designate a period of time which must elapse (the 'Restriction Period') and may impose such other restrictions, terms and conditions that must be fulfilled before the Restricted Shares will become vested. The Option Committee may determine that (i) Restricted Shares will be issued at the beginning of the Restriction Period, in which case such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes, or (ii) Restricted Shares will not be issued until the end of the Restriction Period, in which case the holder will have none of the rights of a stockholder with respect to the shares of Common Stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period.

     If a holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option, for cause, then (i) all Options held by such holder shall immediately terminate and
(ii) such holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately.

     All shares available under the 1997 Plan are subject to adjustments that may be made for a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding shares of Common Stock. Shares of Common Stock that are subject to any Award granted under the

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

1997 Plan that expires, terminates or is annulled for any reason without having been exercised and any Award of Restricted Shares that is forfeited prior to becoming vested will return to the pool of such shares available for grant under the 1997 Plan.

     The Board of Directors may at any time amend, suspend or discontinue the 1997 Plan; provided, however, that certain amendments may not be made by the Board of Directors without approval of the stockholders. Amendments may not alter an outstanding Option without the consent of the optionee.

     The Option Committee may require in an applicable agreement that if the optionee acquires any shares of Common Stock through the exercise of Options or through the vesting of Restricted Shares granted pursuant to an Award, then prior to selling any such shares, such holder must offer to sell such shares to the Company at their fair market value pursuant to a right of first refusal.

     The obligations of the Company with respect to Awards granted under the 1997 Plan are subject to all applicable laws.

                                 DIRECTOR FEES

     Directors who are employees of the Company receive no additional compensation for services as Directors. Directors not so employed are entitled to be reimbursed for expenses incurred in connection with meeting attendance. In addition, each of the Company's two non-employee Directors have been granted options to acquire 5,000 shares of Common Stock.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has served as the Company's independent public accountants since December 31, 1995. The Board of Directors has selected Arthur Andersen LLP to serve as the independent public accountants of the Company for the fiscal year ending December 31, 1997. This selection will be submitted for approval and ratification at the Annual Meeting. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 ANNUAL REPORT

     The Annual Report to Stockholders (including financial statements) for the fiscal year ended December 31, 1996 is mailed herewith to all stockholders. COPIES OF THE COMPANY'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY WRITTEN REQUEST TO NELSON C. HUNTER, CHIEF FINANCIAL OFFICER.

                                 OTHER MATTERS

     Management is not aware of any matters to come before the Meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the Meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

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

                ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS FOR THE
                              1998 ANNUAL MEETING

     The Company's By-laws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made, whichever occurs first. In addition, the regulations under the Securities Exchange Act require stockholder proposals to be received by the Company prior to December 31, 1997. Accordingly, stockholder proposals for the 1998 Annual Meeting must be received in writing by the Company both (i) prior to December 31, 1997, and (ii) assuming a meeting date of April 30, 1998, and that not less than 70 days' notice or prior public disclosure of the meeting date is given, between February 28, 1998, and March 30, 1998, in order to be considered for inclusion in the Company's proxy materials for such meeting. Any stockholder desiring a copy of the Company's By-laws will be furnished one without charge upon written request to the Secretary.

                                          By Order of the Board of Directors

                                          BRADLEY K. SZOLLOSE
                                          Secretary

New York, New York
April, 30, 1997

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
                                                                       EXHIBIT A

                                K2 DESIGN, INC.
                           1997 STOCK INCENTIVE PLAN
                                   ARTICLE I
                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the K2 Design, Inc. 1997 Stock Incentive Plan (the 'Plan') is to promote the success of K2 Design, Inc. (the 'Company') by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors and consultants providing services to the Company or its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company or its Subsidiaries. The Plan is also intended to aid (i) in attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company.

     1.2 Effective Date. The Plan shall be subject to, and become effective upon, the approval by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company.

                                   ARTICLE II
                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          'Affiliate' of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          'Agreement' means a stock option agreement or restricted shares agreement, or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

          'Approved Transaction' means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange,
     (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          'Award' means a grant of Options or Restricted Shares under this Plan.

          'Board' means the Board of Directors of the Company.

          'Code' means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          'Committee' means the  committee of  the Board  appointed pursuant  to
     Section 3.1 to administer the Plan.

          'Common Stock' means the Common Stock, $.01 par value per share, of the Company.

          'Company' means K2 Design, Inc., a Delaware corporation.

          'Disability' means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          'Dividend Equivalents' means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

          'Domestic relations order' means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          'Effective Date' means the date on which the Plan becomes effective pursuant to Section 1.2.

          'Equity  security' shall  have the  meaning ascribed  to such  term in
     Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          'Exchange Act' means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          'Fair Market Value' of a share of the Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          'Holder' means an employee of the Company or a Subsidiary or an independent contractor or consultant who has received an Award under this Plan.

          'Incentive Stock Option' means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of
     Section 422 of the Code.

          'NASDAQ' means the Nasdaq Stock Market.

          'Nonqualified Stock Option' means a stock option granted under Article VI that is designated a nonqualified stock option.

          'Option' means  any  Incentive  Stock  Option  or  Nonqualified  Stock
     Option.

          'Plan' has the meaning ascribed thereto in Section 1.1.

          'Restricted Shares' means shares of Common Stock or the right to receive shares of Common Stock, as the case may be, awarded pursuant to
     Article VIII.

          'Restriction Period' means a period of time beginning on the date of each award of Restricted Shares and ending on the Vesting Date with respect to such Award.

          'Retained Distribution' has  the meaning ascribed  thereto in  Section
     8.3.

          'Rule 16b-3' means Rule 16b-3 promulgated under the Exchange Act, or any successor Rule. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor Rule.

          'Subsidiary' of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company or any business entity in which the Company owns directly or

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

     indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          'Vesting Date' with respect to any Restricted Shares awarded hereunder means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to
     Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, references in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each party of such Award and the Vesting Date of such part.

                                  ARTICLE III
                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by the Option Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two persons. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Powers. The Committee shall have full power and authority to grant to eligible persons Options under Article VI of the Plan and/or Restricted Shares under Article VIII of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, independent contractors and consultants, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant.

     3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 350,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7) and (ii) any award of Restricted Shares that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited), shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a similar number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the purchase or exercise price with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

                                   ARTICLE V
                                  ELIGIBILITY

     5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and directors) of the Company and its Subsidiaries or independent contractors or consultants as the Committee shall select. Awards may be made to employees, independent contractors or consultants who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

                                   ARTICLE VI
                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

     6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted.

     6.3 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

     6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     6.5 Manner of Exercise.

          (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other

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

     procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee shall have the sole discretion to approve or disapprove such election, which approval or disapproval shall be given after such election is made.

          (b) Value of Shares. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date. Notwithstanding the foregoing, if a Holder who is permitted to do so pursuant to the applicable Agreement elects to have shares of Common Stock issuable upon exercise of an Option withheld in payment of all or any part of the amounts payable in connection with the exercise of such Option and if, in order to meet the exemptive requirements of Rule 16b-3, such election is made during a window period determined in accordance with paragraph (e)(3) of such Rule (or is made prior thereto to become effective during such window period), then for purposes of determining the Fair Market Value of the shares of Common Stock withheld, such Option (other than an Incentive Stock Option) shall be deemed to have been exercised on the day during such window period on which the highest reported last sale price of a share of Common Stock as reported on NASDAQ occurred and the Fair Market Value of such shares shall be deemed to be such highest reported last sale price.

          (c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.10, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.6 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VII
                             INTENTIONALLY OMITTED

                                  ARTICLE VIII
                               RESTRICTED SHARES

     8.1 Grant. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, whether shares of Common Stock covered by awards of Restricted Shares will be

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

issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

     8.2 Issuance of Restricted Shares at Beginning of the Restriction Period. If shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

     8.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares; except, that (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ('Retained Distributions') made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and
(e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

     8.4 Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of Common Stock and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period, or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

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

     8.5 Cash Awards. In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

     8.6 Completion of Restriction Period. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

                                   ARTICLE IX
                             INTENTIONALLY OMITTED

                                   ARTICLE X
                               GENERAL PROVISIONS

     10.1 Acceleration of Options and Restricted Shares.

          (a) Death or Disability. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option, each outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; and (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.

          (b) Approved Transactions. In the event of any Approved Transaction, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option each such outstanding Option granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; and (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, provided, however, that any Options not theretofore exercised shall terminate upon consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not

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

     exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

          10.2 Termination of Employment.

          (a) General. If a Holder's employment shall terminate prior to the complete exercise of an Option (or deemed exercise thereof, as provided in
     Section 7.2) or during the Restriction Period with respect to any Restricted Shares, then such Option shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained
     Distributions, unpaid Dividend Equivalents and cash amounts shall thereafter vest solely to the extent provided in the applicable Agreement; provided, however, that (i) no Option may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (iii) any termination by the Company for cause will be treated in accordance with the provisions of
     Section 10.2(b).

          (b) Termination by Company for Cause. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted
     Shares, or prior to the exercise of any Option, for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind or the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then (i) all Options held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately.

          (c) Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

     10.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

     10.4 Nonalienation of Benefits. No right or benefit under the Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

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

     10.5 Written Agreement. Each grant of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options; and each award of Restricted Shares shall be evidenced by a restricted shares agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single agreement with such Holder. Each grantee of an Option or Restricted Shares shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options or Restricted Shares shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Committee approved such grant. Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company, or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b).

     10.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

     10.7 Right of First Refusal. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option or upon the vesting of Restricted Shares awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options or and the vesting of Restricted Shares shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     10.8 Termination and Amendment.

          (a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such Rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

          (b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised, and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.8(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     10.9 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted.

     10.10 Withholding. The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

     10.11 Separability. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3.

     10.12 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise then under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     10.13 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     10.14 Unfunded Plan. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an 'unfunded' plan of the Company. Except as provided in Article VIII with respect to awards of Restricted Shares and except as expressly set forth in writing, no employee shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any

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

employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     10.15 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     10.16 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case maybe, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in
Section 10.10.

     10.17 Legends. In addition to any legend contemplated by Section 10.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

     10.18 Company's Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

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                                   APPENDIX 1
                                K2 DESIGN, INC.
                           55 BROAD STREET, 7TH FLOOR
                               NEW YORK, NY 10004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew G. de Ganon and David J. Centner as Proxies, each with power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of the Common Stock of K2 Design, Inc. held of record by the undersigned on April 30, 1997, at the Annual Meeting of K2 Design, Inc., Stockholders to be held on June 12, 1997, or any adjournment thereof.

(1) Election of Directors.
   Nominees: David J. Centner, Matthew G. de Ganon, Douglas E. Cleek, Bradley K.
             Szollose, James A. Favia and Steven N. Goldstein
          [ ] VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):

          ----------------------------------------------------------------------
          [ ] VOTE WITHHELD from all nominees

(2) Selection of auditors
    To approve and ratify the appointment of Arthur Andersen LLP as the independent auditors for the Company for the fiscal year ending December 31, 1997.
                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(3) Adoption of the Company's 1997 Stock Incentive Plan
    To approve and  ratify the adoption  of the Company's  1997 Stock  Incentive
    Plan.
                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                                            Dated:  ..................... , 1997
                                             ...................................
                                                         SIGNATURE
                                             ...................................
                                                 SIGNATURE IF HELD JOINTLY


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